Exhibit 10.6

Form of Lock-up Agreement for

Directors and Officers pursuant to Section 5(i)

FTN MIDWEST SECURITIES CORP.

    as Representative of the several Underwriters

350 Madison Avenue, 20th Floor

New York, New York 10017

Re:	Proposed Public Offering by Healthcare Acquisition Partners Corp.

Dear Sirs:

The undersigned, an officer and/or director of Healthcare Acquisition Partners Corp., a Delaware corporation (the “Company”), and the owner of              shares of common stock (the “Shares”) of the Company, understands that FTN Midwest Securities Corp. (the “Representative”), proposes to enter into an Underwriting Agreement with the Company with respect to the proposed consummation of a public offering of shares common stock, $0.0001 par value, of the Company (the “Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned as the owner of the Shares and an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Representative that, during a period commencing on the date hereof and ending on the date six months after the date of the consummation of a business combination by the Company conforming to the requirements set forth in the registration statement on Form S-1 filed on October 14, 2005, as amended (the “Registration Statement”), by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), the undersigned will not, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of Common Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock, whether now owned or hereafter acquired (including, without limitation, any issued but not outstanding shares of Common Stock held in treasury by the Company) by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Act with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of shares of Common Stock, options to purchase Common Stock or other securities, in cash or otherwise.

The foregoing sentence shall not apply to the undersigned and other persons executing agreements substantially similar to this agreement transferring Lock-Up Securities to the Company. In addition, the undersigned further agrees that no Common Stock issued from the treasury shares may be transferred by it to the Representative or to any of Representative’s affiliates prior to the later of the date six months from the date of a business combination or twelve months after             , 2006. If the undersigned is an affiliate of the Representative, then the undersigned cannot be released from its obligations under this agreement by the express, written consent of the Representative prior to its expiration without the express, written consent of the Company.

If the undersigned is an affiliate of the Representative, then the undersigned cannot be released from its obligations under this agreement prior to its expiration by the express, written consent of the Representative without the express, written consent of the Company.

Very truly yours,

Signature:

Print Name:

2

Form of Lock-up Agreement for

FTN Midwest Securities Corp., pursuant to Section 5(i)

Healthcare Acquisition Partners Corp.

350 Madison Avenue

New York, NY 10017

Re:	Proposed Public Offering by Healthcare Acquisition Partners Corp.

Dear Sirs:

The undersigned, the holder of an option to purchase (the “Purchase Option”) 833,333 units, each composed of one share of common stock and two warrants to purchase shares of common stock of Healthcare Acquisition Partners Corp., a Delaware corporation (the “Company”), understands that the Company proposes to consummate a public offering (the “IPO”) of shares common stock, $0.0001 par value, of the Company (“the Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned as a optionholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Company that, the Purchase Option is exercisable at $7.50 per unit commencing on the later of the date of the consummation of a business combination by the Company conforming to the requirements set forth in the registration statement on Form S-1 (the “business combination”) filed on October 14, 2005, as amended (the “Registration Statement”) by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”) and one year from             , 2006.

Furthermore, the undersigned will not, during a period commencing on the date hereof and ending on the date six months after the date of the consummation of a business combination, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any options to purchase units or shares of Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired (including any Common Stock issued from the treasury shares of the Company) by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Act, as amended, with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock (including any Common Stock issued from the treasury shares of the Company), options to purchase Common Stock or other securities, in cash or otherwise.

Units obtained by the undersigned pursuant to the underwriting agreement, dated             , 2006 between the Company and the undersigned, as representative of the underwriters named therein (including the over-allotment option), as part of stabilizing transactions or pursuant to market-making activities will not be subject to this lock-up.

In addition the undersigned further agrees that no Common Stock issued from the treasury shares of the Company may be transferred to it or to any of its affiliates prior to the later of the date six months from the date of a business combination or twelve months after             , 2006.

Very truly yours,

FTN MIDWEST SECURITIES CORP.

By:
Name:
Title: